UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 10, 2025

Date of Report (Date of earliest event reported)

TSS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-33627	20-2027651
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 E. Old Settlers Road, Round Rock, Texas 78664
(Address of principal executive offices and zip code)

(512) 310-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value	TSSI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On July 10, 2025, the Audit Committee of the Board of Directors of TSS, Inc. (the “Company”) approved the dismissal of Weaver and Tidwell, L.L.P. (“Weaver”) as the Company’s independent registered public accounting firm.

Weaver’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2024 and 2023, and through July 10, 2025, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act of 1934, as amended (the “Exchange Act”)) with Weaver on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Weaver, would have caused Weaver to make reference thereto in its reports on the consolidated financial statements for such years. During the fiscal years ended December 31, 2024 and 2023 and through July 10, 2025, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act), except for the material weakness in the Company’s internal control over financial reporting relating to the ineffective design of certain management review controls across a portion of the Company’s financial statements, as disclosed in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 15, 2025.

The Company provided Weaver with a copy of the disclosures it is making in this Current Report on Form 8-K in response to Item 304(a) of Regulation S-K, and requested that Weaver furnish the Company with a copy of its letter addressed to the Securities and Exchange Commission pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not Weaver agrees with the statements made herein. A copy of Weaver’s letter, dated July 16, 2025, is attached as Exhibit 16.1 to this report.

On July 15, 2025, the Company engaged BDO USA, P.C. (“BDO”) as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2025, which was approved by the Audit Committee of the Company’s Board of Directors.  During the two most recent fiscal years and through July 15, 2025, the Company did not consult with BDO regarding either: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of disagreement or reportable event as defined in Regulation S-K, Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively.

Item 9.01.	Financial Statements and Exhibits.

16.1	Letter from Weaver and Tidwell, L.L.P. dated July 16, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TSS, INC.

By:	/s/ Daniel M. Chism
Daniel M. Chism
Chief Financial Officer

Date: July 16, 2025

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